                                                                    Exhibit 99.1

                          SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of January 11, 1999 (this "Agreement"), is entered into by and between ONLINE SYSTEM SERVICES, INC., a Colorado corporation, with headquarters located at 1800 Glenarm Place, 7th Floor, Denver, Colorado 80202 (the "Company"), and ARROW INVESTORS II LLC, a Delaware Limited Liability Company (the "Purchaser").

                              W I T N E S S E T H:

      WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemptions from registration provided by Regulation D ("Regulation D") promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act;

      WHEREAS, the Purchaser wishes to purchase, and the Company wishes to issue and sell, upon the terms and subject to the conditions of this Agreement, 3,000 shares (the "Initial Preferred Shares") of Series C Convertible Preferred Stock, no par value ("Series C Preferred Stock"), having the rights, privileges and preferences set forth in the Articles of Amendment, the form of which is attached hereto as Exhibit A (the "Articles of Amendment");

      WHEREAS, the Series C Preferred Stock is convertible into shares of the Company's common stock, no par value (the "Common Stock"), on the terms set forth in the Articles of Amendment;

      WHEREAS, the Purchaser wishes to purchase, and the Company wishes to issue and sell, upon the terms and subject to the conditions of this Agreement, a warrant to purchase 2,000 additional shares of Series C Preferred Stock, which warrant shall be in substantially the form attached as Exhibit B (the "Mandatory Warrant") and;

      WHEREAS, pursuant to the terms of the Articles of Amendment, in connection with the redemption of the Series C Preferred Stock, the Company may issue to the Purchaser warrants to acquire shares of Common Stock, which warrants shall be substantially in the form attached as Exhibit C (the "Warrants").


      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.    AGREEMENT TO PURCHASE; PURCHASE PRICE

            a. Purchase of Initial Preferred Shares. Purchaser hereby agrees to purchase from the Company the Initial Preferred Shares for a purchase price of $3,000,000 ($1,000 per share) which shall be payable on the Initial Closing Date (as defined herein) in next day funds. The Articles of Amendment shall be filed with the Secretary of State of the State of Colorado on or prior to the Initial Closing Date.

            b. Purchase of Mandatory Preferred Shares. Purchaser hereby agrees to purchase from the Company the Mandatory Warrant for a purchase price of $1,000, which shall be payable on the Initial Closing Date in next day funds. The Mandatory Warrant gives the Purchaser the right to acquire and, subject to the satisfaction (or waiver) of the conditions set forth in the Mandatory Warrant, the Company the right to require the Purchaser to purchase from time to time up to an additional 2,000 shares of Series C Preferred Stock (the "Mandatory Preferred Shares"), in either case, at any time prior to June 30, 1999, for a purchase price of $2,000,000 ($1,000 per share) which shall be payable on the Mandatory Closing Date (as defined in the Mandatory Warrant) in next day funds.

            c. Closings. The Initial Preferred Shares and Mandatory Warrant to be purchased by Purchaser hereunder, in definitive form, and in such denominations as Purchaser or its representative, if any, may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company for the account of Purchaser, against payment by the Purchaser of the aggregate purchase price of $3,001,000 therefor by wire transfer to an account of the Company, all at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, New York time on January 11, 1999, or at such other time and date as Purchaser or its representative, if any, and the Company may agree upon in writing, such date being referred to herein as the "Initial Closing Date." The Closing dates for the purchase of the Mandatory Preferred Shares are as set forth in the Mandatory Warrant.


      2. PURCHASER REPRESENTATIONS AND WARRANTIES; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

      The Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

            a. The Purchaser is purchasing the Initial Preferred Shares and the Mandatory Warrant and will, if the Mandatory Warrant is exercised, purchase the Mandatory Preferred Shares (the Initial Preferred Shares and the Mandatory Preferred Shares together, the "Preferred Shares") and, if the Preferred Shares are redeemed, purchase the Warrants, and will acquire shares of Series C Preferred Stock and Common Stock issued upon conversion of the Preferred Shares or the exercise of the Warrants (the Preferred Shares, the Mandatory Warrant, the Warrants and such Common Stock being referred to herein collectively as the "Securities") for investment purposes only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

            b. The Purchaser and each of its equity owners is (i) an "accredited investor," as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a), (ii) experienced in making investments of the kind described in this

Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors, to protect its own interests in connection with the transactions described in this Agreement and the related documents, and (iv) able to afford the entire loss of its investment in the Preferred Shares;

            c. All subsequent offers and sales of (i) the Preferred Shares issuable hereunder, and (ii) the Common Stock issuable upon conversion of the Preferred Shares or in lieu of dividend payments on the Preferred Shares or upon exercise of the Warrants shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from registration;

            d. The Purchaser understands that the Preferred Shares are being offered and sold to it in reliance upon exemptions from the registration requirements of the United States federal and state securities laws, and that the Company is relying upon the truth and accuracy of the Purchaser's representations and warranties, and the Purchaser's compliance with its agreements, each as set forth herein, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Preferred Shares;

            e. The Purchaser acknowledges that in making its decision to purchase the Preferred Shares, it has relied upon independent investigations made by it and its representatives, if any, and the Purchaser and such representatives, if any, have been provided access and the opportunity to examine all material, publicly available books and records of the Company, all material contracts and documents relating to this offering and have had an opportunity to ask questions of, and to receive answers from the Company or persons acting on its behalf concerning the terms and conditions of this offering. The Purchaser and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares which have been requested. The Purchaser and its advisors, if any, have received answers to any such inquiries which they have deemed to be satisfactory.

            f. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser, enforceable in accordance with its terms, except to the extent that enforcement of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

      3.    REPRESENTATIONS OF THE COMPANY

      The Company represents and warrants to Purchaser that, except as set forth in the Disclosure Schedule attached hereto:

            a. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction. Each of the Company and its subsidiaries is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole.

            b. Capitalization. On the date hereof, the authorized capital of the Company shall consist of 20,000,000 shares of Common Stock, no par value, of which 4,674,320 shares are issued and outstanding and 5,000,000 shares of Preferred Stock, 500,000 shares of which have been designated as 10% Preferred Stock, of which 235,000 shares are issued and outstanding, 3,000 shares of which have been designated 5% Preferred Stock, none of which shares are outstanding and 1,400 shares of which have been designated as Series A Preferred Stock, all of which shares are issued and outstanding. Schedule I hereto sets forth the options, warrants and convertible securities of the Company (the "Derivative Securities") which are outstanding on the date hereof, including in each case
(i) the name and class of such Derivative Securities, (ii) the issue date of such Derivative Securities, (iii) the number of shares of Common Stock of the Company into which such Derivative Securities are convertible as of the date hereof, (iv) the conversion or exercise price or prices of such Derivative Securities as of the date hereof, (v) the expiration date of any conversion or exercise rights held by the owners of such Derivative Securities and (vi) any registration rights associated with such Derivative Securities.

            c. Concerning the Preferred Stock. The Preferred Shares to be issued to the Purchaser in accordance with the terms of this Agreement upon payment of the purchase price therefor, shall be duly and validly issued, fully paid and non-assessable, and will not subject the holder thereof to personal liability by reason of being such a holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Securities issuable to the Purchaser hereunder.

            d. Concerning the Common Stock. The Common Stock issuable (i) upon conversion of the Preferred Shares (ii) in lieu of dividend payments on the Preferred Shares or (iii) upon exercise of the Warrants, when so issued, shall be duly and validly issued, fully paid and non-assessable, and will not subject the holder thereof to personal liability by reason of being such a holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Common Stock issuable to the Purchaser pursuant to the terms of the Preferred Shares or the Warrants.

            e. Reporting Company Status. The Company's Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has timely filed all materials and documents required to be filed pursuant to all reporting obligations under either Section 13 (a) or 15 (d) of the Exchange Act for a period of at least twelve (12) months preceding the offer and sale of the Initial Preferred Shares.

            f. Authorized Shares. The Company has legally available a sufficient number of authorized and unissued shares of Common Stock as may be reasonably necessary to effect the conversion of the Preferred Shares and the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of shares of Common Stock upon conversion of the Preferred Shares and the exercise of the Warrants. The Company further acknowledges that its obligation to issue shares of Common

Stock upon conversion of the Preferred Shares and upon exercise of the Warrants, if issued, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). In the event the Company becomes a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of the Preferred Shares and the exercise of the Warrants, if issued. The Company agrees, without cost or expense to the Purchaser, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

            g. Legality. The Company has the requisite corporate power and authority to enter into this Agreement and to issue and deliver the Preferred Shares and the Warrants. The issuance of the Preferred Shares and the Warrants (and the Common Stock issuable upon (i) conversion of the Preferred Shares, (ii) exercise of the Warrants and (iii) in lieu of dividend payments on the Preferred Shares) have been duly and validly authorized by all necessary corporate action by the Company.

            h. Transaction Agreements. This Agreement, the Registration Rights Agreement dated as of the date hereof between the Company and Purchaser in substantially the form of Exhibit D hereto (the "Registration Rights Agreement"), the Mandatory Warrant and the Warrants, (the "Primary Documents"), and the transactions contemplated thereby (including the filing of the Certificate of Amendment with the Secretary of State of the State of Colorado), have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Primary Documents, when executed and delivered by the Company, will each be, a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement of each of the Primary Documents may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

            i. Non-contravention. The execution and delivery of this Agreement, and each of the other Primary Documents, and the consummation by the Company of the other transactions contemplated by this Agreement and each of the other Primary Documents, does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which they or any of their properties or assets are bound, or any material existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court, or United States federal or state regulatory body, administrative agency, or any other governmental body having jurisdiction over the Company, its subsidiaries, or any of their properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated by this Agreement or by the other Primary Documents. Neither the filing of any registration statement required to be filed by the Company pursuant to the Registration Rights Agreement nor the offering or sale of the Preferred Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied on or prior to the Closing Date, for or relating to the registration of any shares of the Company's Common Stock.

            j. Approvals. No authorization, approval or consent of any court, governmental body, regulation agency, self-regulatory organization, stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the entry into or the performance of this Agreement and the other Primary Documents, except (i) such authorizations, approvals and consents that have been obtained, copies of which have been furnished to the Purchaser and, (ii) authorizations, approvals, consents or orders of the Commission with respect to the Registration Statements referred to in the Registration Rights Agreement, which approvals and orders are not required to be obtained as of the Closing Date and will be timely obtained when required.

            k. SEC Filings. None of the reports or documents filed by the Company with the Commission since January 1, 1996 contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

            l. Absence of Certain Changes. Since December 31, 1997, except as disclosed in the Company's reports on Forms l0-QSB or 8-K, there has been no material adverse change and no material adverse development in the business properties, operations, financial condition, outstanding securities or results of operations of the Company.

            m. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed to the Purchaser that (i) could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) or the earnings, business affairs, properties or assets of the Company or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to the Primary Documents.

            n. Title to Properties; Liens and Encumbrances. The Company has good and marketable title to all of its properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject only to mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges created in the ordinary course of business.

            o. Patents and Other Proprietary Rights. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the conduct of its business as now conducted, and such business does not conflict with or constitute an infringement on the rights of others.

            p. Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now conducted, the lack of which would materially and adversely affect the business or financial condition of the Company. The

Company is not in default in any material respect under any of such franchises, permits, licenses or similar authority.

            q. Absence of Litigation. Except as set forth in the Company's annual report on Form 10-KSB for the year ended December 31, 1997, as amended (the "1997 Annual Report") and in the Company's quarterly reports on Form 10-QSB, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, in which an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, or the transactions contemplated by the Primary Documents, or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Primary Documents.

            r. No Default. Each of the Company and its subsidiaries is not in default in the performance or observance of any material obligation, covenant or condition contained in any material indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound.

            s. Transactions with Affiliates. Except as disclosed in the 1997 Annual Report and in the Company's quarterly reports on Form 10-QSB, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors or affiliates that, had they existed on December 31, 1997, would have been required to be disclosed in the 1997 Annual Report.

            t. Taxes. All applicable tax returns required to be filed by the Company and each of its subsidiaries have been filed, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon the Company, its subsidiaries, or upon any of their respective properties, income or franchises, shown in such returns and on assessments received by the Company or its subsidiaries to be due and payable have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole.

            u. Investment Company Act. The Company is not conducting, and does not intend to conduct its business in a manner which would cause it to become, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

            v. Agent Fees. Except for such payments as may be owed to EBI Securities Corporation, the Company has not incurred any liability for any finder's or brokerage fees or agent's commissions in connection with the offer and sale of the Preferred Shares hereunder.

            w. Private Offering. Subject to the accuracy of the Purchaser's representations and warranties set forth in Section 2 hereof, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Preferred Shares or the Warrants or any similar securities for issuance or sale, or solicit and offer to acquire any of the same from anyone so as to render the issuance and sale of the Securities subject to the registration requirements of the Securities Act. The Company has not offered or sold the Securities by any form of general solicitation or general advertising, as such terms are used in Rule 502(c) under the Securities Act.

            x. Full Disclosure. The representations and warranties of the Company set forth in this Agreement do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

      4.    CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

            a. Transfer Restrictions. Purchaser acknowledges that (1) neither the Preferred Shares, Common Stock nor the Warrants have been, and are not being, registered under the Securities Act and, except as provided in the Registration Rights Agreement, the Common Stock issuable upon conversion of the Preferred Shares, in lieu of dividend payments on the Preferred Shares and upon exercise of the Warrants, have not been and are not being registered under the Securities Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Purchaser shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of the Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with another exemption under the Securities Act and the rules and regulations of the Commission thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the Securities Act or to comply with the terms and conditions of any exemption thereunder. The provisions of Section 4(a) and 4(b) hereof shall be binding upon any subsequent transferee of the Preferred Shares or Warrants.

            b. Restrictive Legend. Purchaser acknowledges and agrees that the Preferred Shares or the Warrants, and, until such time as the Common Stock issuable upon conversion of the Preferred Shares or upon exercise of the Warrants shall have been registered under the Securities Act as contemplated by the Registration Rights Agreement and sold in accordance with such Registration Statement, such securities may be subject to a stop-transfer order placed against the transfer of such Securities, and such shares shall bear a restrictive legend in substantially the following form:

                   THESE SECURITIES HAVE NOT BEEN REGISTERED
                   UNDER THE SECURITIES ACT OF 1933, AS
                   AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR
                   SALE, PLEDGED, HYPOTHECATED OR OTHERWISE
                   TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE
                   REGISTRATION STATEMENT AS TO THE SECURITIES
                   UNDER SAID ACT OR AN OPINION OF COUNSEL OR
                   OTHER EVIDENCE SATISFACTORY TO THE
                   CORPORATION THAT SUCH REGISTRATION IS NOT
                   REQUIRED.

            c. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Purchaser as required by United States laws and regulations, or by any domestic securities exchange or trading market, including, if applicable, the filing of a notice on Form D (at such time and in such manner as required by the Rules and Regulations of the Commission), and to provide copies thereof to the Purchaser promptly after such filing or filings.

            d. Nasdaq Listing. Prior to the issuance of the shares of Common Stock (i) upon conversion of the Preferred Shares, (ii) in lieu of dividend payments on the Preferred Shares or (iii) exercise of the Warrants, the Company undertakes and agrees to file a listing application with the Nasdaq Stock Market to cause such shares to become listed on the Nasdaq Stock Market. The Company agrees that it will not seek to have the trading of its Common Stock through the Nasdaq Stock Market suspended or terminated, will use its commercially reasonable best efforts to maintain its eligibility for trading through the Nasdaq Stock Market and, if the trading of its Common Stock is suspended or terminated, will use its commercially reasonable best efforts to requalify its Common Stock or otherwise cause such trading to resume.

            e. Reporting Status. So long as the Purchaser beneficially owns any of the Securities, the Company shall file all reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and, except in connection with an acquisition transaction in which at least 50% of the Company's voting equity securities or substantially all of the assets of the Company are acquired by another entity, the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

            f. State Securities Filings. The Company shall from time to time promptly take such action as the Purchaser or any of its representatives, if applicable, may reasonably request to qualify the Securities for offering and sale under the securities laws (other than United States federal securities laws) of such jurisdictions in the United States as shall be so identified to the Company, and to comply with such laws so as to permit the continuance of sales therein, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction.

            g. Use of Proceeds. The Company will use the proceeds from the issuance of the Preferred Shares (excluding amounts paid by the Company for legal fees and finder's fees in connection with the sale of the Preferred Shares) for general corporate purposes and working capital. None of such proceeds shall be used to purchase or redeem any outstanding shares of the Company's Series A Preferred Stock.

            h. Reservation of Shares. The Company will at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the conversion of the Preferred Shares and, if applicable, the exercise of the Warrants. The Company will use its best efforts at all times to maintain a number of shares of Common Stock so reserved for issuance that is no less than two (2) times the number that is then actually issuable upon the conversion of the Preferred Shares or the exercise of the Warrants. The number of shares of Common Stock reserved for issuance by the Company upon conversion of the Preferred Shares or upon exercise of the Warrants shall at all times be allocated pro rata among the holders of the Preferred Shares based upon the aggregate purchase price of the Preferred Shares purchased, and no holder may at any time convert its Preferred Shares or exercise Warrants so as to obtain a greater number of shares of Common Stock than its pro rata allocation of the Company's reserved Common Stock. In the event that Purchaser shall sell or otherwise transfer, in whole or in part, any of its Securities (except for Common Stock of the Company subject to an effective registration statement under the Securities Act or otherwise freely tradable by Purchaser), each transferee shall, for purposes of determining such transferee's allocation of the Company's reserved Common Stock, be allocated a pro rata portion of the initial purchase price paid upon purchase of the Preferred Shares relating to such Securities.

            i. Registrations. From the date hereof until 90 days following the effective date of the registration contemplated by the Registration Rights Agreement, the Company shall not permit the registration of any of its securities under the Securities Act to become effective, other than those covered by the Registration Rights Agreement, without the prior written approval of the Purchaser. The foregoing notwithstanding, the Company may permit a registration statement to become effective during the foregoing period provided that (i) such registration statement relates to an underwritten public offering of the Company's securities, (ii) such registration statement is filed pursuant to registration rights agreements between the Company and the holders of the Company's 10% Preferred Stock and Series A Preferred Stock, (iii) such registration statement relates to Common Stock which may be obtained upon exercise of the Company's warrants which are publicly traded as of the date hereof or the securities issued to the underwriter in connection with the Company's initial public offering, (iv) such registration statement relates to 24,000 shares of Common Stock issued to William Cullen in lieu of cash payments, or (v) such registration statement is filed in connection with the acquisition of Durand Communications, Inc.

            j. Right of First Refusal. The Company agrees that during the period beginning on the date hereof and ending on the date which is six (6) months after the Initial Closing Date it will not, without the prior written consent of the Purchaser, sell any shares of its securities convertible into shares of its Common Stock unless it shall have first delivered to Purchaser written notice describing the proposed offering, including the terms and conditions thereof, and providing Purchaser an option to purchase all, but not less than all, of such securities on the same terms and conditions set forth in the notice. The Purchaser can exercise its option to purchase such securities by delivering written notice thereof to the Company within 72 hours of receipt of the notice of such offering. In the event that Purchaser fails to elect to fully participate in the offering within in such 72-hour period, the Company shall have the right to sell its securities to a third party upon the same terms and conditions (including the amount thereof) specified in the notice. This right does not apply to (i) any transaction involving the Company's issuance of securities (A) as consideration in a merger or consolidation, (B) in connection with any strategic partnership or joint venture, or (C) as consideration for the acquisition of a business, product or license or other assets of the Company;
(ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof; or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan or stock purchase plan for the benefit of the Company's employees, directors or consultants. The Purchaser shall not be required to participate or exercise its right of first refusal with respect to a particular offering in order to exercise such right of first refusal with respect to later offerings.

            k. Shareholder Approval. In the event that the Company has not obtained shareholder approval of the transactions contemplated herein and in the Exhibits hereto prior to the issuance of the Mandatory Preferred Shares, the Company shall, upon at least thirty (30) days' prior written notice from Purchaser given at anytime thereafter, include on the agenda for the next meeting of the Company's shareholders, approval of this Agreement, including the Exhibits hereto, and the transactions contemplated herein and therein.

      5.    TRANSFER AGENT INSTRUCTIONS.

            a. The Company warrants that no instruction other than the instructions referred to in this Section 5 and stop transfer instructions to give effect to Sections 4(a) and 4(b) hereof prior to the registration and sale under the Securities Act of the Common Stock issuable upon conversion of the Preferred Shares, or in lieu of dividend payments on the Preferred Shares or upon exercise of the Warrants, will be given by the Company to the transfer agent and that such Common Stock shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If Purchaser provides the Company with an opinion of counsel reasonably satisfactory (as to both the identity of such counsel and the content of such opinion) to the Company in accordance with clause (1 )(B) of Section 4(a) of this Agreement that registration of a resale by the Purchaser of any of the Securities is not required under the Securities Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Common Stock, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such names and in such denominations as specified by the Purchaser.

            b. The Company will permit Purchaser to exercise its right to convert the Preferred Shares or to exercise the Warrants by faxing an executed and completed Notice of Conversion or Form of Election to Purchase, as applicable, to the Company, and delivering within three (3) business days thereafter, the original Notice of Conversion (and the related original Preferred Shares) or Form of Election to Purchase (and the related original Warrants) to the Company by hand delivery or by express courier, duly endorsed. Each date on which a Notice of Conversion or Form of Election to Purchase is faxed to and received in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company (or its transfer agent) will transmit the certificates representing the Common Stock issuable upon conversion of the Preferred Shares or upon exercise of any Warrants (together with the Preferred Shares not so converted, or the Warrants not so exercised) to Purchaser via express courier as soon as practicable, but in all events no later than the later to occur of (the "Delivery Date") (i) three (3) business days after the Conversion Date and (ii) three (3) business days after receipt by the Company of the original Notice of Conversion (and the related original Preferred Shares) or Form of Election to Purchase (and the related original Warrants), as applicable. For purposes of this Agreement, such conversion of the Preferred Shares or exercise of the Warrants shall be deemed to have been made immediately prior to the close of business on the Conversion Date.

            c. In lieu of delivering physical certificates representing the Common Stock issuable upon the conversion of the Preferred Shares or exercise of the Warrants, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, on the written request of Purchaser if Purchaser shall have previously instructed its prime broker to confirm such request to the Company's transfer agent, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such Common Stock to the Purchaser by crediting the account of the Purchaser's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system no later than the applicable Delivery Date.

            d. The Company understands that a delay in the issuance of Common Stock beyond the applicable Delivery Date could result in an economic loss to Purchaser. As compensation to Purchaser for such loss, the Company agrees to pay to Purchaser for late issuance of Common Stock upon conversion of the Preferred Shares or upon exercise of the Warrants the sum of $5,000 per day for each $100,000 in aggregate principal amount of Preferred Shares that are being converted, or for each 25,000 shares of Common Stock purchased upon the exercise of the Warrants.

The Company shall pay any payments incurred under this Section 5 in immediately available funds upon demand. Nothing herein shall limit Purchaser's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to Purchaser. Furthermore, in addition to any other remedies which may be available to Purchaser, in the event that the Company fails for any reason to effect delivery of such Common Stock within five (5) business days after the relevant Delivery Date, Purchaser will be entitled to revoke the relevant Notice of Conversion or Form of Election to Purchase by delivering a notice to such effect to the Company, whereupon the Company and Purchaser shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion or Form of Election to

Purchase. For purposes of this Section 5, "business day" shall mean any day in which the financial markets of New York are officially open for the conduct of business therein.

            e. At no time shall Purchaser or any of its assignees (including any of their affiliates) convert or exercise such amount of the Preferred Shares or the Warrants as shall result in such person's (including any such affiliate's) beneficial ownership, after such conversion or exercise, exceeding 9.9% of the Company's then outstanding Common Stock, and the parties agree that no holder of the Preferred Shares shall have the right to effect such a conversion or exercise.

      6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE THE SECURITIES.

      Purchaser understands that the Company's obligation to issue the Securities on the Closing Date or the Mandatory Closing Date to Purchaser pursuant to this Agreement is conditioned upon:

            a. The accuracy on the Closing Date of the representations and warranties of Purchaser contained in this Agreement as if made on such Closing Date and the performance by Purchaser on or before such Closing Date of all covenants and agreements of Purchaser required to be performed on or before such Closing Date;

            b. The absence or inapplicability of any and all laws, rules or regulations prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

      7.    CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE THE SECURITIES.

      The Company understands that Purchaser's obligation to purchase the Securities on the Initial Closing Date or the Mandatory Closing Date is conditioned upon:

            a. The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date, and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date;

            b. The Company shall have duly filed the Certificate of Amendment, in substantially the form attached hereto as Exhibit A, with the offices of the Secretary of State of the State of Colorado in accordance with the Colorado Business Corporation Act;

            c. On each Closing Date, the Purchaser shall have received an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to Purchaser, to the effect set forth in Exhibit F attached hereto;

            d. The Company shall have executed and delivered a signed counterpart to the Registration Rights Agreement;

            e. On each Closing Date, the Purchaser shall have received a certificate executed by (i) the President or the Chairman of the Company and
(ii) the Chief Financial Officer of the Company, stating that all of the representations and warranties of the Company set forth in this Agreement are accurate as of the Closing Date and that the Company has performed all of its covenants and agreements required to be performed under this Agreement on or before the Closing Date;

            f. On the Closing Date, the Purchaser shall have received from the Company such other certificates and documents as it or its representative, if applicable, shall reasonably request, and all proceedings taken by the Company in connection with the Primary Documents contemplated by this Agreement and the other Primary Documents and all documents and papers relating to such Primary Documents shall be satisfactory to the Purchaser;

            g. On or prior to the Closing Date, there shall not have occurred any of the following: (i) a suspension or material limitation in the trading of securities generally on the New York Stock Exchange or Nasdaq; (ii) a general moratorium on commercial banking activities in New York declared by the applicable banking authorities; (iii) the outbreak or escalation of hostilities involving the United States, or the declaration by the United States of a national emergency or war; or (iv) a change in international, political, financial or economic conditions, if the effect of any such event, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to proceed with the purchase of the Securities on the terms and in the manner contemplated in this Agreement and in the other Primary Documents.

            h. In the case of the Mandatory Closing Date, each of the Closing Conditions as defined in the Mandatory Warrant shall have been satisfied.

      8.    EXPENSES.

      The Company covenants and agrees with the Purchaser that the Company will pay or cause to be paid the following: (a) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issuance of the Securities, (b) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 4(f) hereof, and (c) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 9, including but not limited to the legal fees of the Purchaser in the aggregate amount of $20,000. If the Company fails to satisfy its obligations or to satisfy any condition set forth in this Agreement, as a result of which the Preferred Shares is not delivered to the Purchaser on the terms and conditions set forth herein, the Company shall reimburse such Purchaser for any actual, documented, out-of-pocket expenses reasonably incurred by such in making preparations for the purchase, sale and delivery of the Preferred Shares not so delivered.

      9.    GOVERNING LAW; MISCELLANEOUS.

      This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement or any of the Primary Documents, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non con veniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or enforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Securities. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof

      10.   NOTICES.

      Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:            ONLINE SYSTEM SERVICES, INC.
                    1800 Glenarm Place
                    7th Floor
                    Denver, Colorado 80202
                    ATT.: R. Steven Adams, Chairman and Chief Executive Officer
                    Tel.: (303) 296-9200
                    Fax: (303) 295-3584

                    With copies to:

                    GRAY PLANT MOOTY MOOTY & BENNETT, P.A.
                    3400 City Center
                    33 South Sixth Street
                    Minneapolis, Minnesota  55402
                    ATT.: Lindley Branson, Esq.
                    Tel.: 612-343-2800
                    Fax: 612-333-0066

PURCHASER:  At the addresses set forth on the signature page of this Agreement, as such addresses may be updated from time to time by the Purchaser.


                    With Copies to:

                    WEC ASSET MANAGEMENT LLC
                    One World Trade Center
                    Suite 4563
                    New York, New York 10048
                    ATT.: Daniel Saks
                    Tel.:  212-775-9299
                    Fax:  212-775-9311

                    MORRISON & FOERSTER LLP
                    1290 Avenue of the Americas
                    New York, New York 10104
                    ATT.:  Ira Greenstein, Esq.
                    Tel.: 212-468-8000
                    Fax: 212-468-7900

      11.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

      The representations and warranties of the Company and the Purchaser shall survive the execution and delivery of this Agreement and the delivery of the Preferred Shares.

      12.   CONFIDENTIALITY.

      Each of the Company and the Purchaser agrees to keep confidential, and not to disclose (except as required pursuant to the Securities Act or the Exchange Act or the rules promulgated thereunder) to or use for the benefit of any third party, the terms of this Agreement, any of the other Primary Documents or any other information which at any time is designated in writing by the other party as confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

      IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned.

                              "COMPANY"

                              ONLINE SYSTEM SERVICES, INC.

                              By:
                                 ---------------------------
                              Name:  Thomas S. Plunkett
                              Title: Chief Financial Officer



      IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned.

                              "PURCHASER"

                              --------------------------

                              By: WEC ASSET MANAGEMENT LLC, Manager

                              By:
                                 -------------------------------------
                              Name: Daniel Saks
                              Title: Managing Director

                                    Exhibit A

      8. Designation of Preferred Stock. The Corporation shall establish and reserve for issuance from its 5,000,000 authorized shares of Preferred Stock a class of convertible preferred stock consisting of 5,000 shares to be designated as the Series C Preferred Stock (the "Series C Preferred Stock"). The Series C Preferred Stock shall have a stated value of the Liquidation Preference (as hereinafter defined). Except as otherwise expressly stated in this Section 8, all shares of the Series C Preferred Stock shall be identical to the shares of 10% Preferred Stock and Series A Preferred Stock, and the holders of Series C Preferred Stock shall be entitled to the same preferences, limitations and relative rights as the holders of 10% Preferred Stock and Series A Preferred Stock.

            A. Dividends.

                  (1) Dividend Rate. Holders of the Series C Preferred Stock
            shall be entitled to receive, out of funds legally available therefor, dividends at a rate equal to 4% (the "Dividend Rate") of the Liquidation Preference per share per annum (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), and no more, payable in accordance with the provisions of this Section 8.

                  (2) Payment of Dividend. At the election of the Corporation, each dividend on Series C Preferred Stock shall be paid either in shares of Common Stock or in cash on the Delivery Date (as defined in Subsection H(2)(a) of this Section 8) with respect to any shares of Series C Preferred Stock which are the subject of a Notice of Conversion (as defined in Subsection H(2) of this Section 8). Dividends paid in shares of Common Stock shall be paid (based on an assumed value equal to the effective Conversion Price as defined below) in full shares only, with a cash payment equal to the value of any fractional shares. Each dividend paid in cash shall be mailed to the holders of record of the Series C Preferred Stock as their names and addresses appear on the share register of the Corporation or at the office of the transfer agent on the corresponding dividend payment date. Holders of Series C Preferred Stock will receive written notification from the Corporation or the transfer agent if a dividend is paid in kind, which notification will specify the number of shares of Common Stock paid as a dividend and the recipient's aggregate holdings of Common Stock as of that dividend payment date and after giving effect to the dividend. All holders of shares of Common Stock issued as dividends shall be entitled to all of the rights and benefits relating to shares of Common Stock as set forth in the Corporation's Articles of Incorporation, as amended, and By-laws.

                  (3) Payment of Dividends on Other Capital Stock. Holders of
            the Series C Preferred Stock shall be entitled to payment of any dividends in preference and priority to any payment of any cash dividend on Common Stock or any other class or series of capital stock of the Corporation other than any other class or series of stock ranking senior ("Senior Preferred Stock") to the Series C Preferred Stock in respect of dividends, when and as declared by the Board of Directors of the Corporation. The rights of the holders of Series C Preferred Stock, 10% Preferred Stock and Series A Preferred Stock to receive any dividends shall be equal in preference and priority. Dividends on the Series C Preferred Stock shall accrue with respect to each share of the Series C Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the Series C Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Common Stock or other class or series of capital stock ranking junior to the Series C Preferred Stock (such stock being collectively referred to herein as the "Junior Stock") and before any purchase or acquisition of any Junior Stock is made by the Corporation, except the repurchase of Junior Stock from employees of the Corporation upon termination of employment. At the earlier of:
            (1) the redemption or conversion of the Series C Preferred Stock or
            (2) the liquidation of the Corporation, any accrued but unpaid dividends (whether or not declared) shall be paid to the holders of record of outstanding shares of the Series C Preferred Stock in accordance with the provisions of this Section 8. No accumulation of dividends on the Series C Preferred Stock shall bear interest.

            B. Liquidation, Dissolution or Winding Up.

                  (1) Priority on Payment. In the event of any voluntary or
            involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of the Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any Senior Preferred Stock ranking on liquidation prior and in preference to the Series C Preferred Stock, but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to $1,000 per share of Series C Preferred Stock (the "Liquidation Preference") plus any accrued but unpaid dividends (whether or not declared). The rights of the holders of Series C Preferred Stock, 10%

            Preferred Stock and Series A Preferred Stock to receive any such distributions shall be equal in preference and priority. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of shares of the Series C Preferred Stock the full amount to which they shall be entitled, the holders of shares of the Series C Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                  (2) Payments After Preferential Amounts. After the payment of all preferential amounts required to be paid to the holders of the Series C Preferred Stock, the 10% Preferred Stock and Series A Preferred Stock upon the dissolution, liquidation, or winding up of the Corporation, all of the remaining assets and funds of the Corporation available for distribution to its shareholders shall be distributed ratably among the holders of the Series A Preferred Stock, Series C Preferred Stock and the Junior Stock, with each share of Series C Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock, including fractions of a share, into which such share of Series C Preferred Stock are convertible immediately prior to the close of business on the business day fixed for such distribution.

            C. Voting.

                  (1) Number of Votes; Voting as a Class. Each holder of
            outstanding shares of Series C Preferred Stock shall be entitled, at each meeting of shareholders of the Corporation (and with respect to written consents of shareholders in lieu of meetings) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration, to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Subsection H hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent. Except as provided by law, by the provisions of Section J below, or by the provisions establishing any other series of preferred stock, holders of Series C Preferred Stock shall vote together with the holders Common Stock as a single class.

                  (2) No Cumulative Voting. The holders of the Series C
            Preferred Stock shall not be entitled to any rights of cumulative voting with respect to their shares.

            D. Preemptive Rights. No holder of Series C Preferred Stock shall have any preemptive or similar right to acquire any additional unissued or treasury shares of stock or securities of any class or rights, warrants or options to purchase stock or scrip or securities in any kind, including shares or securities convertible into shares or carrying stock purchase warrants or privileges.

            E. Other Securities. Subject to any limitations contained in these Articles of Incorporation, the Board of Directors of the Corporation reserves the right to establish additional classes and/or series of capital stock of the Corporation and to designate the preferences, limitations and relative rights of any such classes and/or series; provided, however, that no such class and/or series may have preferences, limitations and relative rights which are superior to or senior to the preferences, limitations and relative rights granted to the holders of the Series C Preferred Stock.

            F. Capital Reorganization. If the Corporation shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, declare a dividend payable in Common Stock, or in case of any capital reorganization or reclassification of the shares of Common Stock of the Corporation, the number of shares of the Series C Preferred Stock and the stated value of the Series C Preferred Stock shall be adjusted appropriately to allow the holders of the Series C Preferred Stock, as nearly as reasonably possible, to maintain (i) the aggregate stated value of the Series C Preferred Stock and (ii) their pro rata interest in the Corporation and in the Common Stock upon conversion of the Series C Preferred Stock, that each holder had prior to any such subdivision, combination, stock dividend, reorganization or reclassification.

            G. Redemption.

                  (1) Redemption at Corporation's Option. At any time, the
            Corporation may, at its option, redeem all or any portion of the shares of Series C Preferred Stock then outstanding upon not less than thirty (30) days' written notice at a redemption price per share equal to the following:

                        (a) Redemption Prior to Effectiveness Deadline. On any
                  date during the period beginning on the Initial Closing Date (as defined in the Securities Purchase Agreement between the Corporation and Arrow Investors II LLC, dated January 11, 1999--the "Securities Purchase Agreement") and ending on the earlier of (i) the date the Initial Registration Statement (as defined in the Registration Rights Agreement between the Corporation and Arrow Investors II LLC, dated January 11, 1999--the "Registration Rights Agreement") is declared effective by the Securities and Exchange Commission ("SEC"), and (ii) the Effectiveness Deadline (as defined in the Registration Rights Agreement) for the

                  Initial Registration Statement, the redemption price shall be equal to 115% of the Liquidation Preference of the Series C Preferred Stock plus any accrued but unpaid dividends (whether or not declared), payable in cash, plus the delivery to each holder of such shares a warrant (substantially in the form attached to the Securities Purchase Agreement as Exhibit B) (the "Warrant") to purchase such holder's pro-rata allocation (based on the number of shares of Series C Preferred Stock held by such holder in relation to the total authorized shares of Series C Preferred Stock) of 100,000 shares of Common Stock (adjusted for any stock splits, stock dividends, stock combinations or other similar transactions), which Warrant shall have a term of three years from the delivery by the Corporation to such holder of such Warrant and a per share exercise price equal to the applicable Maximum Conversion Price (as defined below) for the Series C Preferred Stock being redeemed.

                        (b) Redemption After Effectiveness Deadline. On any date
                  after the earlier of (i) the date the Initial Registration Statement is declared effective by the SEC, and (ii) the Effectiveness Deadline for the Initial Registration Statement, the redemption price shall be equal to 120% of the Liquidation Preference of the Series C Preferred Stock plus any accrued but unpaid dividends (whether or not declared), payable in cash, plus the delivery to each holder of such shares a Warrant to purchase such holder's pro-rata allocation (based on the number of shares of Series C Preferred Stock held by such holder in relation to the total authorized shares of Series C Preferred Stock) of 100,000 shares of Common Stock (adjusted for any stock splits, stock dividends, stock combinations or other similar transactions), which Warrant shall have a term of three years from the delivery by the Corporation to such holder of such Warrant and a per share exercise price equal to the applicable Maximum Conversion Price for the Series C Preferred Stock being redeemed.

                  Notwithstanding the foregoing, a redemption shall not occur pursuant to this Subsection G(1) with respect to any Series C Preferred Stock for which a holder has previously submitted a Notice of Conversion pursuant to Subsection 8H.

                  (2) Corporation's Right to Redeem in Lieu of Conversion.
            Subject to the terms and conditions of this Subsection 8G(2), at any time after the Initial Closing Date (as defined in the Securities Purchase Agreement) the Corporation may elect to redeem Series C Preferred Stock submitted for conversion in lieu of converting such preferred shares, provided that the Conversion Price for such preferred shares (as defined below) on the Conversion Date is less than a price (the "Redemption in Lieu of Conversion Trigger Price") equal to $5.40 (appropriately adjusted for any stock split, stock dividend, combination or other similar transaction) (a "Corporation Redemption in Lieu of Conversion"). If the Corporation elects to redeem some, but not all, of the Series C Preferred Stock submitted for conversion, the Corporation shall redeem a number of shares of Series C Preferred Stock from each holder of Series C Preferred Stock submitted for conversion on the applicable date equal to such holder's pro-rata amount (based on the number of shares of Series C Preferred Stock held by such holder relative to the number of Series C Preferred Stock outstanding) of all shares of Series C Preferred Stock submitted for conversion which the Corporation elects to redeem.

                        (a) Redemption Price of Corporation Redemption in Lieu
                  of Conversion. The "Redemption Price of Corporation Redemption in Lieu of Conversion" shall be an amount per share of Series C Preferred Stock equal to the product of (i) the number of shares of Common Stock otherwise issuable upon conversion of such shares of Series C Preferred Stock on the applicable Conversion Date, and (ii) the Closing Bid Price (as defined below) of the Common Stock on the Conversion Date.

                        (b) Mechanics of Corporation Redemption in Lieu of
                  Conversion. The Corporation shall exercise its right to redeem by delivering written notice by facsimile and overnight courier ("Notice of Corporation Redemption in Lieu of Conversion") to (i) each holder of the Series C Preferred Stock, and (ii) the Transfer Agent. Such Notice of Corporation Redemption in Lieu of conversion shall indicate (A) the maximum, if any, aggregate number of Series C Preferred Stock which the Corporation will redeem for Corporation Redemption in Lieu of Conversion, and (B) confirm the time period during which the Corporation may effect Corporation Redemption in Lieu of Conversion, which period shall begin on and include the date which is five (5) trading days after the date of receipt by all of the holders' of the Notice of Redemption in Lieu of Conversion and shall end on and include the date which is thirty (30) calendar days after the fifth (5th) trading day following the date of receipt by all of the holders of the Notice of Redemption in Lieu of Conversion (the "Redemption in Lieu of Conversion Period"). If the Corporation elects to limit the number of Series C Preferred Stock which it will redeem during the Redemption in Lieu of Conversion Period, the Corporation shall allocate for redemption from each holder of Series C Preferred Stock a number of shares of Series C Preferred Stock equal to such holder's pro-rata amount (based on the number of shares of Series C Preferred Stock held by such holder on the date of the Notice of Corporation Redemption in Lieu of Conversion relative to the total number of shares of Series C Preferred Stock outstanding on such date). The Corporation may terminate a Redemption in Lieu of Conversion Period at any time with respect to Series C Preferred Stock which has not been submitted for conversion by delivering written notice of such termination to each holder of Series C Preferred Stock by facsimile and overnight courier at least five (5) business days prior to the effective date of such termination. Notwithstanding anything to the contrary in this Subsection 8G(2), the Corporation shall convert Series C Preferred Stock pursuant to Subsection 8H if (A) such Series C Preferred Stock are submitted for conversion (i) before the beginning, or after the effective date of the termination, of the Redemption in Lieu of Conversion Period, or (ii) at a Conversion Price greater than or equal to the Redemption in Lieu of Conversion Trigger Price or (B) such Series C Preferred Stock is in excess of such holder's pro-rata allocation of the maximum number of Series C Preferred Stock the Corporation indicated that it would redeem in its Notice of Corporation Redemption in Lieu of Conversion. If the Company fails to timely effect a Company Redemption in Lieu of Conversion in accordance with this Subsection 8G(2), the Company shall not be allowed to submit another Notice of Company Redemption in Lieu of Conversion without the prior written consent of the holders of at least two-thirds (2/3) of the Series C Preferred Stock then outstanding.

                  (3) Mechanics of Redemption. Upon receipt of a notice given pursuant to this Subsection 8G, unless such redemption is pursuant to Subsection 8G(2), each holder of Series C Preferred Stock shall have thirty (30) days to decide whether to accept its ratable portion (based on its holdings of Series C Preferred Stock as compared to the aggregate number of shares of Series C Preferred Stock then outstanding) of such offer by tendering such holder's shares to the Corporation for redemption, at an address to be set forth in such notice, at any time prior to 5:00 p.m. New York time on the 30th day following the mailing of such notice (the "Series C Preferred Stock Redemption Date") or to convert all or a portion of the Series C Preferred Stock. Within three (3) business days after the Series C Preferred Stock Redemption Date, the Corporation shall remit the applicable redemption price, calculated pursuant to Subsection G of this Section 8, by wire transfer to each holder of the Series C Preferred Stock to the most recent address of each holder as set forth on the records of the Corporation or its transfer agent, together with all applicable Warrants.

                  (4) Cancellation of Shares. Any shares of Series C Preferred
            Stock redeemed pursuant to this Subsection G or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of the Corporation's capital stock.

            H. Conversion.

                  (1) Conversion Rights. Subject to Subsection 8G(2), the
            holders of the Series C Preferred Stock shall have conversion rights as follows (the "Series C Preferred Stock Conversion Rights"):

                        (a) Conversion Price. Each share of Series C Preferred
                  Stock shall be convertible, at the option of the holder thereof, at any time and from time to time after February 1, 1999, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1,000, plus the amount of any accrued and unpaid dividends (whether or not declared) the Corporation elects to pay in Common Stock, by the Conversion Price in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series C Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall be the lower of (i) 140% of the Closing Bid Price of the Common Stock at the Initial Closing Date or Mandatory Closing Date (as defined in the Securities Purchase Agreement) whichever is the original issuance date for the Series C Preferred Stock being converted or, if less and if the Series C Preferred Stock is being converted 120 days or more after the Initial Closing Date in the case of the conversion of Initial Preferred Shares (as defined in the Securities Purchase Agreement) or the Mandatory Closing Date in the case of the conversion of Mandatory Preferred Shares (as defined in the Securities Purchase Agreement), 100% of the Closing Bid Price of the Common Stock on the trading day closest to the date 120 days after the Initial Closing Date in the case of the conversion of the Initial Preferred Shares or the Mandatory Closing Date in the case of the conversion of the Mandatory Preferred Shares, whichever is applicable (such price being the "Maximum Conversion Price"); or (ii) 100% (the "Conversion Percentage") of the Market Price (as defined below) on the date of the Notice of Conversion (as defined below). The Market Price means the average of the five (5) lowest Closing Bid Prices of the Common

                  Stock during the forty-four (44) consecutive trading days immediately preceding a date of determination.

                        For purposes of these Articles of Amendment, the term
                  "Closing Bid Price" means, for any security as of any date, the closing bid price on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, L.P. ("Bloomberg") or, if applicable, the closing bid price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, then the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price of the Common Stock can not be calculated on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as mutually determined by the Corporation and the holders of a majority of the outstanding shares of Series C Preferred Stock being converted for which the calculation of the Closing Bid Price is required in order to determine the Conversion Price of such shares. "Trading day" shall mean any day on which the Corporation's Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

                        (b) Mandatory Conversion. If any Series C Preferred
                  Stock remain outstanding on the Maturity Date (as defined below), then all such Series C Preferred Stock shall be converted as of such date in accordance with this Subsection H as if the holders of such Series C Preferred Stock had given the Notice of Conversion on the Maturity Date. All holders of Series C Preferred Stock shall, on the Maturity Date, surrender all Series C Preferred Stock Certificates, duly endorsed for conversion, to the Corporation. Notwithstanding the foregoing, if on the Maturity Date the Common Stock is not designated for quotation on The Nasdaq SmallCap Market or the Nasdaq National Market or listed on The New York Stock Exchange, Inc. or The American Stock Exchange, Inc., then the Maturity Date shall be extended until the Common Stock is so designated or listed. "Maturity Date" means the date which is five (5) years after the Initial Closing Date, or the Mandatory Closing Date (as those terms are defined in the Securities Purchase Agreement), whichever is applicable, subject to extension as described in the immediately preceding sentence.

                        (d) Conversion at the Corporation's Election. On any day
                  within twenty (20) trading days immediately following any twenty (20) consecutive trading days during which the Closing Bid Price of the Common Stock on each trading day during such twenty (20) consecutive trading days is not less than 200% of the Maximum Conversion Price applicable to an outstanding share of Series C Preferred Stock in effect on the first day of such twenty (20) consecutive trading days, the Corporation shall have the right, in its sole discretion, to require that any or all of such outstanding Series C Preferred Stock be converted ("Conversion at Corporation's Election") at the Conversion Price; provided that the Conditions to Conversion at the Corporation's Election (as set forth below) and the other terms of this Subsection 8H(1)(d) are satisfied. The Corporation shall exercise its right to Conversion at Corporation's Election by providing each holder of Series C Preferred Stock that is then subject to the Conversion at Corporation's Election written notice ("Notice of Conversion at Corporation's Election") at least ten (10) trading days prior to the date selected by the Corporation for such conversion ("Corporation's Election Conversion Date"). If the Corporation elects to require conversion of some, but not all, of such Series C Preferred Stock, the Corporation shall convert an amount from each holder of such Series C Preferred Stock equal to such holder's pro-rata amount (based on the number of such Series C Preferred Stock held by such holder relative to the total number of such Series C Preferred Stock outstanding on the date of the Corporation's delivery of the Notice of Conversion at Corporation's Election) of all such Series C Preferred Stock the Corporation is requiring to be converted. The Notice of Conversion at Corporation's Election shall indicate (x) the number of shares of Series C Preferred Stock subject to this subsection that the Corporation has selected for conversion, (y) the Corporation's Election Conversion Date, which date shall be not less than ten (10) or more than thirty (30) trading days after each holder's receipt of such notice, and (z) each holder's pro-rata share of such outstanding Series C Preferred Stock the Corporation is requiring to be converted. All Series C Preferred Stock selected for conversion in accordance with the provision of this Subsection 8H(1)(d) and which have not been converted prior to the Corporation's Election Conversion Date shall be converted as of the Corporation's Election Conversion Date in accordance with this Subsection 8(H) as if the holders of such Series C Preferred Stock selected by the Corporation to be converted had given a Notice of Conversion on the Corporation's Election Conversion Date. "Conditions to Conversion at the Corporation's Election" means the following conditions: (i) the Registration Statement(s) relating to the shares of Common Stock issuable upon such conversion shall be effective and available for the sale of all such shares (without regard to any limitations on conversion herein or elsewhere); (ii) on each day during the period beginning on and including the date which is twenty
                  (20) trading days prior to the date of the Corporation's Notice of Conversion at Corporation's Election and ending on and including the Corporation's Election Conversion Date, the Common Stock is designated for quotation on The Nasdaq SmallCap Market or the Nasdaq National Market or listed on The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. and is not suspended from trading; and (iii) on each day during the twenty (20) consecutive trading days immediately preceding the date of the receipt by the holders of Maximum Conversion Price of the Notice of Conversion at Corporation's Election, the Closing Bid Price of the Common Stock is at least 200% of the Maximum Conversion Price in effect on the first day of such twenty (20) consecutive trading days.

                        (e) Common Stock Redemption Event; Required Approvals.
                  At any time that the number of shares of Common Stock issued
                  (A) upon conversion of the Series C Preferred Stock and (B) in lieu of dividend payments on the Series C Preferred Stock, shall equal 930,000 shares of Common Stock less the number of shares, if any, subject to Warrants issued pursuant to Subsection 8G (a "Common Stock Redemption Event"), the Corporation shall (x) redeem, at a price determined in accordance with Subsection 8G(1)(b), all of the outstanding Series C Preferred Stock in accordance with the provisions of Subsection 8G(2) or (y) call a special meeting of its shareholders for the purpose of approving the transactions contemplated by the Securities Purchase Agreement, including the issuance of the Series C Preferred Stock on the terms set forth therein, together with any other approvals that shall be required so as to cause the transactions contemplated by the Securities Purchase Agreement to remain in compliance with the Rules and Regulations of The Nasdaq Stock Market (including Rule 4320 of Nasdaq's Non-Qualitative Designation Criteria in connection with conversions of Series C Preferred Stock; such approvals are referred to herein as the "Required Approvals"). The Corporation shall determine within five (5) business days following the receipt of a Notice of Conversion which of such actions it shall take, and shall promptly furnish notice to each of the holders of Series C Preferred Stock as to such determination, including, if applicable, a notice of redemption. In no event shall the Corporation issue shares of Common Stock upon conversion of, or in lieu of interest payments on, the Series C Preferred Stock, after the occurrence of a Common Stock Redemption Event until the Required Approvals, if any, are obtained.

                        (f) Shareholders' Meeting. If the Corporation elects to
                  call a special meeting of its shareholders pursuant to Subsection 8H(1)(e) to obtain the Required Approvals, the Corporation shall use its best efforts to obtain such Required Approvals within thirty (30) days of the Common Stock Redemption Event (such thirty (30) day period is referred to herein as an "Approval Period"). If the Corporation does not obtain the Required Approvals within the Approval Period and the Corporation receives a Notice of Conversion after the termination of the Approval Period, the Corporation must redeem, in accordance with this Subsection 8H, any shares of Series C Preferred Stock outstanding after the Corporation has issued in excess of 930,000 shares of Common Stock less the number of shares, if any, subject to Warrants issued pursuant to Subsection 8G in connection with redemptions of the Series C Preferred Stock.

                        (g) Redemption Upon Common Stock Redemption Event. If
                  the Corporation elects, pursuant to this Subsection 8H, to redeem the Series C Preferred Stock on the occurrence of a Common Stock Redemption Event, it shall redeem such Series C Preferred Stock at the price determined in accordance with Subsection 8G(1)(b). If the Corporation shall have elected, pursuant to this Subsection 8H(1), to obtain the Required Approvals but shall not have done so by the later of the occurrence of the Common Stock Redemption Event or the expiration of the Approval Period, it shall furnish a redemption notice to the holders of the Series C Preferred Stock within three (3) business days after the expiration of the Approval Period.

                  (2) Exercise of Conversion Rights. The Series C Preferred
            Stock Conversion Rights shall be exercised as follows:

                        (a) Notice of Conversion; Delivery of Certificates. The
                  Corporation will permit each holder of Series C Preferred Stock to exercise its right to convert the Series C Preferred Stock by faxing an executed and completed notice of conversion (the "Notice of Conversion") to the Corporation, and delivering within three (3) business days thereafter, the original Notice of Conversion (and the certificates representing the related shares of Series C Preferred Stock) to the Corporation by hand delivery or by express courier, duly endorsed. Each date on which a Notice of Conversion is faxed to and received in accordance with the provisions hereof shall be deemed a "Series C Preferred Stock Conversion Date." The Corporation will transmit the certificates representing the Common Stock issuable upon conversion of the Series C Preferred Stock (together with certificates representing the related shares of Series C Preferred Stock not so converted and, if applicable, a check representing any fraction of a share not converted) to such holder via express courier as soon as practicable, but in all events no later than the later to occur of (the "Delivery Date") (i) three (3) business days after the Series C Preferred Stock Conversion Date, or (ii) three (3) business days after receipt by the Corporation of the original Notice of Conversion (and the certificates representing the related shares of Series C Preferred Stock). For purposes of this Section 8, such conversion of the Series C Preferred Stock shall be deemed to have been made immediately prior to the close of business on the Series C Preferred Stock Conversion Date.

                        (b) DTC Fast Automated Securities Transfer. In lieu of
                  delivering physical certificates representing the Common Stock issuable upon the conversion of the Series C Preferred Stock, provided that the Corporation's transfer agent is participating in the Depository Trust Corporation ("DTC") Fast Automated Securities Transfer program, on the written request of a holder of Series C Preferred Stock who shall have previously instructed such holder's prime broker to confirm such request to the Corporation's transfer agent, the Corporation shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such Common Stock to such holder by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission system no later than the applicable Delivery Date.

                        (c) Reservation of Shares. The Corporation will at all
                  times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the conversion of the Series C Preferred Stock. The Corporation will use its best efforts at all times to maintain a number of shares of Common Stock so reserved for issuance that is no less than one and two (2) times the number that is then actually issuable upon the conversion of the Series C Preferred Stock and the exercise of any Warrants issued pursuant hereto. Before taking any action which would cause an adjustment reducing the Conversion Price below the established par value of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

                        (d) Cancellation of Converted Shares. All shares of
                  Series C Preferred Stock, which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding, and all rights with respect to such shares, including the rights, if any, to receive dividends, notices and to vote, shall immediately cease and terminate on the Series C Preferred Stock Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series C Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series C Preferred Stock accordingly.

                  (3) Cancellation of Conversion Rights on Liquidation. In the
            event of a liquidation of the Corporation, the Series C Preferred Stock Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of the Series C Preferred Stock.

                  (4) Conversion With an Underwritten Offering. If the
            conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series C Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series C Preferred Stock shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of the sale of securities.

                  (5) Limitation on Conversion Right. At no time shall any
            holder (including any of its affiliates) of the Series C Preferred Stock convert such amount of Series C Preferred Stock as shall result in such holder's (together with its affiliate's) ownership, after such conversion, exceeding 9.9% of the Corporation's outstanding Common Stock.

                  (6) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of fractional shares, the Corporation shall pay cash equal to such fraction multiplied by the then effective and applicable Conversion Price.

                  (7) Maintenance of Rights. The Corporation will not, by
            amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Subsection 8H by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Subsection 8H and in the taking of all such action as may be necessary or appropriate in order to protect the Series C Preferred Stock Conversion Rights of the holders of the Series C Preferred Stock against impairment.

                  (8) Notice of Certain Events. In the event (a) that the
            Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation, (b) that the Corporation subdivides or combines its outstanding shares of Common Stock, (c) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), (d) of any consolidation or merger of the Corporation into or with another corporation, (e) of the sale of all or substantially all of the assets of the Corporation, or (f) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation, then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series C Preferred Stock, and shall cause to be mailed to each holder of the Series C Preferred Stock at their last address as shown on the records of the Corporation or such transfer agent, at least ten (10) days prior to the record date specified in (i) below or twenty (20) days before the date specified in (ii) below, a notice stating

                        (i) the record date of such dividend, distribution,
                  subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                        (ii) the date on which such reclassification,
                  consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

            I. Sinking Fund. There shall be no sinking fund for the payment of dividends, or liquidation preferences on the Series C Preferred Stock or the redemption of any shares thereof.

            J. Amendment. This Section 8 constitutes an agreement between the Corporation and the holders of the Series C Preferred Stock. The Corporation shall not amend this Section 8 or alter or repeal the preferences, rights, powers or other terms of the Series C Preferred Stock so as to affect adversely the Series C Preferred Stock, without the written consent or affirmative vote of the holders of at least sixty-six and two-thirds percent (662/3%) of the then outstanding shares of Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.

                                    Exhibit B



THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER HEREOF TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE.

                          ONLINE SYSTEM SERVICES, INC.

                 WARRANT TO PURCHASE SERIES C PREFERRED STOCK

                     The Transferability of this Warrant is
                      Restricted as Provided in Section 2.

Void after June 30, 1999            Right to Purchase 2,000 Shares of Series C
                                    Preferred Stock (subject to adjustment)
No. 1

                                    PREAMBLE

      Online System Services, Inc. ("OSSI" or the "Company"), a Colorado corporation, hereby certifies that, for value received, Arrow Investors II LLC, whose address is One World Trade Center, Suite 4563, New York, New York 10048, or its registered assigns (hereinafter, the "Registered Holder"), is, subject to the terms set forth herein, entitled to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on June 30, 1999 (such time, the "Expiration Time"), up to 2,000 shares of the Company's fully paid and nonassessable shares of Series C Preferred Stock, stated value $1,000 per share (the "Series C Preferred Stock"), of the Company, at the purchase price per share of $1,000 (the "Purchase Price").

      Subject to the terms set forth herein, at the election of the Company on not less than seven (7) business days nor more than twenty (20) business days prior written notice (such notice being referred to as the "Mandatory Exercise Notice" and the closing date specified in such notice being referred to as the "Mandatory Closing Date"), the Registered Holder shall at any time or from time to time before the Expiration Time be required to exercise this Warrant and purchase up to 2,000 shares of Series C Preferred Stock (minus any such shares previously purchased hereunder), at the Purchase Price;

provided, that, the Registered Holder shall not be required to exercise and purchase any such shares if at any time from and after the delivery to the Registered Holder of the Mandatory Exercise Notice through the Mandatory Closing Date (the "Interim Period") any of the Closing Conditions (as defined below) shall not have been satisfied.

     This Warrant is one of the Warrants to Purchase Series C Preferred Stock (the "Warrants") evidencing the right to purchase Series C Preferred Stock of the Company, issued pursuant to the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated January 11, 1999, between the Company and Arrow Investors II LLC. The Securities Purchase Agreement contains certain additional terms that are binding upon the Company and each Registered Holder of the Warrants. A copy of the Securities Purchase Agreement, including the Exhibits thereto, may be obtained by any Registered Holders of the Warrants from the Company upon written request. Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement, including the Exhibits thereto.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

     (b) The term "Common Stock" includes all shares of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily be entitled to vote for the election of directors of the Company (even though the right so to vote has been suspended by the happening of a contingency).

     (c) The term "Major Transaction" shall be deemed to have occurred at such time as any of the following events: (i) the consolidation, merger or other business combination of the Company with or into another person (other than (A) pursuant to migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company, or (B) a consolidation, merger or other business combination in which the Company is the surviving entity and holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power necessary to elect a majority of the members of the board of directors of the Company); (ii) the sale or transfer of all or substantially all of the Company's assets; or (iii) consummation of a purchase, tender or exchange offer made to the holders of more than 30% of the outstanding shares of Common Stock.

     (d) The term "Material Adverse Change" means any change, event, result or happening involving, directly or indirectly, the Company or any of its subsidiaries resulting in a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

     (e) The term "Other Securities" refers to any class of shares (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to the Series C Preferred Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of the Series C Preferred Stock or Other Securities.

     (f) The term "Triggering Event" shall be deemed to have occurred at such time as any of the following events: (i) the failure of the Initial Registration Statement to be declared effective by the Securities and Exchange Commission on or prior to the Initial Effectiveness Deadline except where the failure of the Registration Statement to be declared effective was the result solely of actions by the holders of Registrable Securities; (ii) while the Initial Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Initial Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Series C Preferred Stock for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five consecutive trading days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of such holders of Registrable Securities;
(iii) the suspension from listing or the failure of the Common Stock to be listed on the Nasdaq SmallCap Market, the Nasdaq National Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for a period of five consecutive days; (iv) the Company's notice to any holder of Series C Preferred Stock or shares of the Series A Convertible Preferred Stock of the Company (the "Series A Shares"), including by way of public announcement, at any time, of its intention not to comply with proper requests for conversion of any Series C Preferred Stock or Series A Shares into shares of Common Stock; (v) if the Closing Bid Price (as defined in Section 8 of the Company's Articles of Incorporation) for the Common Stock shall be less than $8.00 per share at any time during the Interim Period and the Company's stockholders shall not have authorized and approved the transactions contemplated by the Securities Purchase Agreement and this Warrant in accordance with applicable law; (vi) a material breach by the Company of any representation, warranty, covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, this Warrant or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby; or (vii) Steve Adams ceases to hold at least one of the offices of Chief Executive Officer or Chairman of the Board of the Company prior to the Expiration Time for any reason other than because of death or disability.

1.    Registration Rights.

      The rights of the holders of Warrants to register Warrants or shares of Series C Preferred Stock issuable upon exercise of the Warrants (and the shares of Common Stock issuable upon conversion of such Series C Preferred Stock) shall be as stated in the Registration Rights Agreement, which agreement is Exhibit D to the Securities Purchase Agreement.

2.    Restricted Stock.

      2.1. If, at the time of any transfer or exchange of this Warrant or any shares of Series C Preferred Stock issuable upon exercise of this Warrant (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant or any such shares of Series C Preferred Stock), such Warrant or such shares shall not be registered under the Securities Act, the Company's obligation to transfer such Warrant or such shares shall be subject to the provisions of Section 5 of the Securities Purchase Agreement.

3.    Exercise of Warrant.

      3.1. Exercise in Full. The holder of this Warrant may, and shall on the Mandatory Closing Date provided the Mandatory Exercise Notice is given and the Closing Conditions are satisfied as required above, exercise this Warrant in full by surrendering this Warrant, with the form of Election to Purchase at the end hereof duly executed by such holder, to the Company in the manner set forth in Section 5 of the Securities Purchase Agreement; provided, that, in no event shall this Warrant be exercised after the Expiration Time. The surrendered Warrant shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Series C Preferred Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price.

      3.2. Partial Exercise. This Warrant may, and shall on the Mandatory Closing Date provided the Mandatory Exercise Notice is given and the Closing Conditions are satisfied as required above, be exercised in part by surrender of this Warrant in the manner provided in Subsection 3.1, except that the exercise price shall be calculated by multiplying (a) the number of shares of Series C Preferred Stock as shall be designated by the holder or the Company, as applicable, in the subscription at the end hereof by (b) the Purchase Price and, provided, that, in no event shall this Warrant be exercised after the Expiration Time. On any such partial exercise, subject to the provisions of Section 2 hereof, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Registered Holder hereof a new Warrant or Warrants of like tenor, in the name of the Registered Holder hereof or as such Registered Holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Series C Preferred Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Registered Holder in the applicable Election to Purchase.

      3.3. Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Warrant, upon the request of the Registered Holder hereof, acknowledge in writing its continuing obligation to afford to such Registered Holder or transferee any rights (including, without limitation, any right to registration of the Company's shares of Common Stock) to which such Registered Holder or transferee shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Warrant, provided that if the Registered Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Registered Holder or transferee any such rights.

4. Delivery of Share Certificates upon Exercise. Following the exercise of this Warrant in full or in part, within the time periods and in the manner provided by Section 5(b) of the Securities Purchase Agreement, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Registered Holder hereof, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Series C Preferred Stock to which such Registered Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash equal to such fraction multiplied by the Purchase Price.

5. Closing Conditions. Notwithstanding anything herein to the contrary, the Company shall not be permitted to deliver a Mandatory Exercise Notice, nor shall the Registered Holder be required to exercise and purchase on a Mandatory Closing Date any shares of Series C Preferred Stock, unless in either case each of the following conditions is satisfied: (i) the Initial Registration Statement shall have been declared effective and shall remain effective at all times during the applicable Interim Period; (ii) the Closing Bid Price (as defined in
Section 8 of the Company's Articles of Incorporation) for the Common Stock shall not be less than $3.50 per share; (iii) during the period beginning on the original issue date of this Warrant and ending on and including the applicable Mandatory Closing Date, there shall not have occurred (A) a public announcement of a Major Corporate Event which has not been abandoned or terminated, (B) a Triggering Event or (C) a Material Adverse Change; (iv) at all times during the period beginning on the original issue date of this Warrant and ending on and including the applicable Mandatory Closing Date, the Common Stock shall have been designated on the Nasdaq SmallCap Market or National Market System and shall not have been suspended from trading thereon and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock from so trading; (v) the Company's Articles of Incorporation as amended pursuant to the Articles of Amendment filed pursuant to the Securities Purchase Agreement shall be in full force and effect and shall not have been amended since the original issue date of this Warrant; (vi) the representations and warranties of the Company in the Securities Purchase

Agreement shall be true and correct as of the date when made and as of the applicable Mandatory Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Primary Documents to be performed, satisfied or complied with by the Company at or prior to the applicable Mandatory Closing Date (and the Registered Holder of this Warrant shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the applicable Mandatory Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such holder); and (vii) as of the applicable Mandatory Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Stock, a number of shares of Common Stock equal to at least 200% of the number of conversion shares issuable upon conversion of the Series C Preferred Stock outstanding on the applicable Mandatory Closing Date (after giving effect to the Series C Preferred Stock to be issued on such Mandatory Closing Date and assuming all such outstanding shares of Series C Preferred Stock were fully convertible on such date regardless on any limitation on the timing or amount of such conversions).

6. Intentionally Omitted]

7. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or By-laws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants, as specified herein and in the Securities Purchase Agreement, against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Shares receivable on the exercise of the Warrants above the amount payable therefor on such exercise, and
(b) will not effect a subdivision or split up of shares or similar transaction with respect to any class of the Common Stock without effecting an equivalent transaction with respect to all other classes of Common Stock.

8. [Intentionally Omitted]

9. Notice of Record Date. In case of

     (a) any taking by the Company of a record of the holders of any class of its securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or

     (c) events shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any record is to be taken for the purpose of any such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

10. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company, at its expense, will issue and deliver to or (subject to Section 2) on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Series C Preferred Stock called for on the face or faces of the Warrant or Warrants so surrendered.

11. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

12. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing shares of Series C Preferred Stock on the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

13. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. Negotiability, Etc. This Warrant is issued upon the following terms, to all of which each Registered Holder or owner hereof by the taking hereof consents and agrees:

     (a) subject to the terms of Section 4 of the Securities Purchase Agreement, title to this Warrant may be transferred by endorsement (by the Registered Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

     (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

     (c) until this Warrant is transferred on the books of the Company, the Company may treat the Registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

15. Notices. All notices and other communications from the Company to the Registered Holder of this Warrant shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed, to such address as may have been furnished to the Company in writing by such Registered Holder or, until any such Registered Holder furnishes to the Company an address, then to, and at the address of, the last Registered Holder of this Warrant who has so furnished an address to the Company.



        [The balance of this page has been intentionally left blank.]

16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and, except for provisions with respect to internal corporate matters of the Company which shall be governed by the corporate laws of the State of Colorado, shall be construed and enforced in accordance with and governed by the laws of the State of New York, without regard to principles of conflict of laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

17. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., New York time, on June 30, 1999.

      IN WITNESS WHEREOF, the undersigned have executed this Warrant as of January 11, 1999.

                                         ONLINE SYSTEM SERVICES, INC.


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:



ACKNOWLEDGED AND AGREED:



ARROW INVESTORS II LLC

By: WEC ASSET MANAGEMENT LLC, Manager




By:
   ----------------------------------
   Name:
   Title:

                                                                         Annex A

                          FORM OF ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _____________ shares of Series C Preferred Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of ONLINE SYSTEM SERVICES, INC., in the amount of $__________, all in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Series C Preferred Stock be registered in the name of _________________________, whose address is _________________________________
and that such Certificate be delivered to ___________________________,whose address is ______________________

Dated:

      Name: ________________________________________

      Signature: ___________________________________

      (Signature must conform in all respects to the name of the Registered Holder, as specified on the face of the Warrant.)


      ___________________________________

      (Insert Social Security or Other
      Identifying Number of Holder)

                                                                         Annex B

                               FORM OF ASSIGNMENT

(To be executed by the Registered Holder if such Holder desires to transfer the Warrant.)

      FOR VALUE RECEIVED, ____________________________________________________
hereby sells, assigns and transfers unto _____________________________________
                                   (Please print name and address of transferee)
this Warrant, together with all right, title and interest therein, and does so hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Warrant on the books of the within-named Company, with full power of substitution.

Dated:

      Name: ________________________________________

      Signature: ___________________________________

      (Signature must conform in all respects to the name of the Registered Holder, as specified on the face of the Warrant.)


      ___________________________________

      (Insert Social Security or Other
      Identifying Number of Assignee)

                                    Exhibit C



THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY OF THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                          ONLINE SYSTEM SERVICES, INC.

                        WARRANT TO PURCHASE COMMON STOCK

                     The Transferability of this Warrant is
                      Restricted as Provided in Section 2.

Void after _______________     Right to Purchase _______ Shares of Common Stock
                                                        (subject to adjustment)

No. 1

                                    PREAMBLE

     Online System Services, Inc. ("OSSI" or the "Company"), a Colorado corporation, hereby certifies that, for value received, Arrow Investors II LLC, whose address is One World Trade Center, Suite 4563, New York, New York 10048, or its registered assigns (hereinafter, the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on ________________ (such time, the "Expiration Time"), _______ of the Company's fully paid and nonassessable shares of common stock, no par value (the "Common Stock"), of the Company, at the purchase price per share (the "Purchase Price") of $____ (the "Initial Purchase Price"). The number and character of such Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Warrants to Purchase Common Stock (the "Warrants"), evidencing the right to purchase Common Stock of the Company, issued pursuant to the Articles of Amendment (Exhibit A) of the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated January 11, 1999, between the Company and Arrow Investors II LLC. The Securities Purchase Agreement contains certain additional terms that are binding upon the Company and each Registered Holder of the Warrants. A copy of the Securities Purchase

Agreement, including the Exhibits thereto, may be obtained by any Registered Holders of the Warrants from the Company upon written request. Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement, including the Exhibits thereto.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

     (b) The term "Common Stock" includes all shares of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily be entitled to vote for the election of directors of the Company (even though the right so to vote has been suspended by the happening of a contingency).

     (c) The term "Other Securities" refers to any class of shares (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

     (d) The term "Shares" means the Common Stock issued or issuable upon exercise of the Warrants.

1.   Registration Rights.

     The rights of the holders of Warrants to register Warrants or Shares shall be as stated in the Registration Rights Agreement, Exhibit D to the Securities Purchase Agreement.

2.   Restricted Stock.

     2.1. If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of such Warrant or Shares) of a Warrant or Shares, such Warrant or Shares shall not be registered under the Securities Act, the Company's obligation to transfer such Warrant or Shares shall be subject to the provisions of Section 5 of the Securities Purchase Agreement.

3.   Exercise of Warrant.

     3.1. Exercise in Full. The holder of this Warrant may exercise it in full prior to the Expiration Time by surrendering this Warrant, with the form of Election to Purchase at the end hereof duly executed by such holder, to the Company in the manner set forth in
Section 5 of the Securities Purchase Agreement. The surrendered Warrant shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Initial Purchase Price.

      3.2. Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner provided in Subsection 3.1, except that the exercise price shall be calculated by multiplying (a) the number of shares of Common Stock as shall be designated by the holder in the subscription at the end hereof by (b) the Initial Purchase Price. On any such partial exercise, subject to the provisions of Section 2 hereof, the Company, at its expense will forthwith issue and deliver to or upon the order of the Registered Holder hereof a new Warrant or Warrants of like tenor, in the name of the Registered Holder hereof or as such Registered Holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (without giving effect to any adjustment therein) equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Registered Holder in the applicable Election to Purchase.

      3.3. Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Warrant, upon the request of the Registered Holder hereof, acknowledge in writing its continuing obligation to afford to such Registered Holder or transferee any rights (including, without limitation, any right to registration of the Company's shares of Common Stock) to which such Registered Holder or transferee shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Warrant, provided that if the Registered Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Registered Holder or transferee any such rights.

4. Delivery of Share Certificates upon Exercise. Following the exercise of this Warrant in full or in part, within the time periods and in the manner provided by Section 5(b) of the Securities Purchase Agreement, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Registered Holder hereof, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such Registered Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share of Common Stock (as computed in accordance with Subsection 5.1(d) hereof).

5. Adjustment of Purchase Price and Number of Shares of Common Stock.

      5.1. The Purchase Price hereof shall be subject to adjustment from time to time as follows:

           (a) In case the Company shall (i) pay a dividend on its shares of Common Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, in such an event, the Purchase Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Purchase Price will bear the same relation to the Purchase Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior any such event shall bear to the total number of shares of Common Stock outstanding immediately after to such event. An adjustment made pursuant to this Section 5.1(a) shall, (i) become effective retroactively immediately after the record date in the case of a dividend and shall (ii) become effective immediately after the effective date in the case of a subdivision or combination. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.

            (b) In case the Company shall distribute to all holders of its shares of Common Stock, Other Securities, evidences of its indebtedness or assets (excluding cash dividends or distributions) or purchase rights, options or warrants to subscribe for or purchase Other Securities, then in each such case, the Purchase Price in effect thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the current market price per share of Common Stock (as determined in accordance with the provisions of subdivision (c) below) on the record date mentioned below, less the fair market value as determined by the Board of Directors (whose determination shall be conclusive) of the Other Securities, assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such distribution.

            (c) For the purpose of any computation under subdivision (b) above, the current market price per share of Common Stock shall be deemed to be the closing price of the Company's shares of Common Stock on the date that the computation is made.

            (d) No adjustment of the Purchase Price shall be made if the amount of such adjustment shall be less the $.02 per share, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than $.02 per share. In case the Company shall at any time issue shares of Common Stock by way of dividend on any class of stock of the Company or subdivide or combine the outstanding shares of Common Stock, said amount of $.02 per share (as theretofore increased or decreased, if the same amount shall have been adjusted in accordance with the provisions of this subparagraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision or stock dividend so as to appropriately reflect the same.

      5.2. Upon each adjustment of the Purchase Price pursuant to subdivisions
(a) and (b) of Section 5.1, the number of shares of Common Stock purchasable upon exercise of this

Warrant shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant Certificate by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the new Purchase Price.

      5.3. In the event of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock, this Warrant shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant, for the number of shares of stock or other securities which the shares of Common Stock issuable (at the time of such capital reorganization or reclassification) upon exercise of this Warrant would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the shares of Common Stock of the Company for the purposes of this Subsection 5.3.

      5.4. Whenever the Purchase Price is adjusted as herein provided, the Company shall compute the adjusted Purchase Price in accordance with Subsection
5.1 and shall prepare a certificate signed by its Chief Financial Officer and any other executive officer setting forth the adjusted Purchase Price, and showing in reasonable detail the method of such adjustment and the fact requiring the adjustment and upon which such calculation is based, and such certificate shall forthwith be forwarded to the Registered Holder.

      5.5. The form of this Warrant need not be changed because of any change in the Purchase Price pursuant to this Section 5 and any Warrant issued after such change may state the same Purchase Price and the same number of shares of Common Stock as are stated in this Warrant as initially issued.

6.    Adjustment for Reorganization, Consolidation, Merger, Etc.

      6.1. Merger, Etc. In case at any time or from time to time after the date of issuance of this Warrant, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company within three (3) years from the date of such transfer (any such transaction being hereinafter sometimes referred to as a "Reorganization"), then, in each such case, the Registered Holder of this Warrant, upon the exercise hereof as provided in
Section 3 at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of Common Stock issuable on such exercise prior to such consummation or such Effective Date, the stock and other securities and property (including cash) to which such Registered Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Registered Holder had so exercised this Warrant, immediately prior thereto (all subject to further adjustment thereafter as provided in Section 5). The Company shall not effect a transaction of the type described in clause (b) or (c) above unless upon or prior to the consummation thereof, the Company's successor corporation, or if the Company shall be the surviving company in any such Reorganization but is not the issuer of the shares of stock, securities or other property to be delivered to the holders of the Company's outstanding shares of Common Stock at the effective time thereof, then such issuer, shall assume in writing the obligation hereunder to deliver to the Registered Holder of this Warrant such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the provisions hereof

      6.2. Dissolution. Except as otherwise expressly provided in Subsection 6.1, in the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 6 to a bank or trust company having its principal office in New York City, as trustee for the holder or holders of the Warrants.

      6.3. Continuation of Terms. Except as otherwise expressly provided in Subsection 6.1, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

7. No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or By-laws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants, as specified herein and in the Securities Purchase Agreement, against dilution (to the extent specifically provided herein) or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, and
(b) will not effect a subdivision or split up of shares or similar transaction with respect to any class of the Common Stock without effecting an equivalent transaction with respect to all other classes of Common Stock.

8. Accountant's Certificate as to Adjustments. In each case of any adjustment or readjustment in the Common Stock issuable on the exercise of the Warrants, the Company, at its expense, will promptly cause the independent certified public accountants of the Company to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and
(c) the Purchase Price in effect and number and type of Shares for which the Warrants were exercisable immediately prior to such issue or sale and as each is adjusted and readjusted on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price and the number and type of Shares at the time in effect and showing how it was calculated.

9.    Notice of Record Date.  In case of

            (a) any taking by the Company of a record of the holders of any class of its securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or

            (c) events shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any record is to be taken for the purpose of any such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

10. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company, at its expense, will issue and deliver to or (subject to Section 2) on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

11. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

12. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing shares of Common Stock on the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

13. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. Negotiability, Etc. This Warrant is issued upon the following terms, to all of which each Registered Holder or owner hereof by the taking hereof consents and agrees:

            (a) subject to the terms of Section 4 of the Securities Purchase Agreement, title to this Warrant may be transferred by endorsement (by the Registered Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

            (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

            (c) until this Warrant is transferred on the books of the Company, the Company may treat the Registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

15. Notices. All notices and other communications from the Company to the Registered Holder of this Warrant shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed, to such address as may have been furnished to the Company in writing by such Registered Holder or, until any such Registered Holder furnishes to the Company an address, then to, and at the address of, the last Registered Holder of this Warrant who has so furnished an address to the Company.

16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and, except for provisions with respect to internal corporate matters of the Company which shall be governed by the corporate laws of the State of Colorado, shall be construed and enforced in accordance with and governed by the laws of the State of New York, without regard to principles of conflict of laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

17. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., New York time, on __________, 200__.

    IN WITNESS WHEREOF, the undersigned has executed this Warrant as of
________________.

                                       ONLINE SYSTEM SERVICES, INC.

                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

Attest:

By:
   -------------------------------
   Name:
   Title:

                                                                         Annex A

                          FORM OF ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _____________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of ONLINE SYSTEM SERVICES, INC., in the amount of $__________, all in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of _________________________, whose address is _________________________________ and that such Certificate be delivered to
___________________________,whose address is ______________________

Dated:

      Name: ________________________________________

      Signature: ___________________________________

      (Signature must conform in all respects to the name of the Registered Holder, as specified on the face of the Warrant.)


      ___________________________________

      (Insert Social Security or Other
      Identifying Number of Holder)

                                                                         Annex B

                               FORM OF ASSIGNMENT

(To be executed by the Registered Holder if such Holder desires to transfer the Warrant.)

      FOR VALUE RECEIVED, ____________________

hereby sells, assigns and transfers unto

______________________________________________
(Please print name and address of transferee)

this Warrant, together with all right, title and interest therein, and does so hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Warrant on the books of the within-named Company, with full power of substitution.

Dated:

      Name: ________________________________________

      Signature: ___________________________________

      (Signature must conform in all respects to the name of the Registered Holder, as specified on the face of the Warrant.)


      ___________________________________

      (Insert Social Security or Other
      Identifying Number of Assignee)

                                    Exhibit D



                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of January 11, 1999 (this "Agreement"), is made by and between ONLINE SYSTEM SERVICES, INC., a Colorado corporation, with headquarters located at 1800 Glenarm Place, 7th Floor, Denver, Colorado 80202 (the "Company") and Arrow Investors II LLC, a Delaware limited liability company (the "Purchaser").

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of January 11, 1999, among the Purchaser and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Purchaser, up to 3,000 shares of the Company's Series C Convertible Preferred Stock, no par value (the "Series C Preferred Stock"), a warrant to purchase up to 2,000 additional shares of Series C Preferred Stock (the "Mandatory Warrant") and up to 100,000 three-year warrants (the "Warrants");

     WHEREAS, pursuant to the terms of the Series C Preferred Stock and the Warrants, (i) upon the conversion of the Series C Preferred Stock, (ii) in lieu of dividend payments on the Series C Preferred Stock and (iii) upon exercise of the Warrants, the Company will issue to the Purchaser shares of Common Stock (such shares are referred to herein as the "Shares"); and

     WHEREAS, to induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

     1. Definitions.

          (a) As used in this Agreement, the following terms shall have the following meanings:

               (i) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "Commission").

               (ii) "Registrable Securities" means the Shares and the Warrants.

               (iii) "Initial Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act covering Registrable Securities relating to the Initial Preferred Shares and the Mandatory Preferred Shares.

               (iv) "Warrant Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act covering Registrable Securities relating to the Warrants.

               (v) "Registration Statement" means the Initial Registration Statement and the Warrant Registration Statement.

               (vi) "Filing Deadline" means the Initial Filing Deadline and the Warrant Filing Deadline, as applicable.

               (vii) "Effectiveness Deadline" means the Initial Effectiveness Deadline and the Warrant Effectiveness Deadline, as applicable.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings set-forth in the Securities Purchase Agreement.

          2. Registration.

               a. Mandatory Registrations.

                    (i) Initial Registration Statement. The Company shall
               prepare, and, as soon as practicable but in no event later than 20 days after the Initial Closing Date (as defined in the Securities Purchase Agreement) (the "Initial Filing Deadline"), file with the Commission an Initial Registration Statement or Initial Registration Statements (as necessary) on Form S-3 covering the resale of all of the Registrable Securities relating to the Initial Preferred Shares and the Mandatory Preferred Shares (the "Initial Registrable Securities"). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. Any initial Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) 2.0 and (y) the number of Initial Registrable Securities as of the date immediately preceding the date the Registration Statement is initially filed with the Commission. The Company shall use its best efforts to have the Initial Registration Statement declared effective within the earliest to occur of (i) April 30, 1999 (ii) if the Commission elects not to conduct a review of the Initial Registration Statement, the date which is three (3) business days after the date upon which either the Company or its counsel is so notified, whether orally or in writing; or (iii) if the Initial Registration Statement is reviewed by the Commission, the date which is three (3) business days after the date upon which the Company or its counsel is notified by the Commission, whether orally or in writing, that the Commission has no further comments with respect to the Initial Registration Statement or that the Initial Registration Statement may be declared effective. The earliest of such dates is referred to herein as the "Initial Effectiveness Deadline."

                    (ii) Warrant Registration Statement. The Company shall
               prepare, and, as soon as practicable but in no event later than 45 days after each date the Company issues any Warrants pursuant to the Securities Purchase Agreement and Exhibit A thereto (the "Warrant Filing Deadline"), file with the Commission a Warrant Registration Statement or Warrant Registration Statements (as necessary) on Form S-3 covering the resale of all of the Registrable Securities relating to such Warrants (the "Warrant Registrable Securities"). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. Any Warrant Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the number of Warrant Registrable Securities relating to such Warrants as of the date immediately preceding the date the Registration Statement is initially filed with the Commission. The Company shall use its best efforts to have the Warrant Registration Statement declared effective by the Commission within the earliest to occur of (i) 90 days (120 days if the Warrant Filing Deadline is within 75 days of the end of the Company's fiscal year) after the date of issuance of such Warrants; (ii) if the Commission elects not to conduct a review of the Warrant Registration Statement, the date which is three
               (3) business days after the date upon which either the Company or its counsel is so notified, whether orally or in writing; or
               (iii) if the Warrant Registration Statement is reviewed by the Commission, the date which is three (3) business days after the date upon which the Company or its counsel is notified by the Commission, whether orally or in writing, that the Commission has no further comments with respect to the Warant Registration Statement or that the Warrant Registration Statement may be declared effective. The earliest of such dates is referred to herein as the "Warrant Effectiveness Deadline".

                    (iii) The Company shall keep each Registration Statement
               effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Purchaser) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act (the "Registration Period").

          (b) Payments by the Company.

               (i) If the Registration Statement covering the Registrable Securities is not filed in proper form with the Commission on or prior to the Filing Deadline, if the Registration Statement covering the Registrable Securities is not effective on or prior to the Effectiveness Deadline, or under the circumstances described in
          Section 3(f) below, the Company will make payments to the Purchaser in such amounts and at such times as shall be determined pursuant to this
          Section 2(b).

               (ii) The amount (the "Periodic Amount") to be paid by the Company to the Purchaser shall be determined as of each Computation Date (as defined below) and such amount, calculated on a monthly basis, shall be equal to (A) two percent (2.0%) of the purchase price paid by the Purchaser (the "Purchase Price") for all of the Series C Preferred Stock multiplied by the fraction the numerator of which shall be the number of days from the date following the Filing Deadline, the Effectiveness Deadline, or the date that the provisions of

          Section 3(e) or 3(f) become applicable, as the case may be, to the first relevant Computation Date and the denominator of which shall be thirty (30), and (B) two percent (2%) of the Purchase Price multiplied by the fraction the numerator of which shall be the number of days from the first (or most recent, as applicable) Computation Date to the next succeeding Computation Date and the denominator of which shall be thirty (30).

               (iii) Each Periodic Amount shall be payable by the Company in cash or other immediately available funds to the Purchaser monthly, without demand therefor by the Purchaser.

               (iv) The parties acknowledge that the damages which may be incurred by the Purchaser if the Registration Statement is not filed by the Filing Deadline, if the Registration Statement has not been declared effective by the Effectiveness Deadline, or if the provisions of Section 3(e) or 3(f) become applicable, may be difficult to ascertain. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

               (v) "Computation Date" means (i) the date which is the earlier of
          (A) thirty (30) days after the Filing Deadline, the Effectiveness Deadline or the date that the provisions of Section 3(e) or 3(f) become applicable, as the case may be, or (B) the date after the Filing Deadline or the Effectiveness Deadline on which the Registration Statement is filed, the Registration Statement is declared effective, or the Company's obligations in Section 3(e) or 3(f) shall have been satisfied, as the case may be, and (ii) each date which is the earlier of (A) thirty (30) days after the previous Computation Date or (B) the date after the previous Computation Date on which the Registration Statement is filed, the Registration Statement is declared effective, or the Company's obligations in
          Section 3(e) or 3(f) shall have been satisfied, as the case may be.

          (c) Piggyback Registration. (i) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a Registration relating solely to employee share option plans or pursuant to an acquisition transaction on Form S-4, the Company will:

A) provide to the Purchaser written notice thereof as soon as practicable prior to filing the Registration Statement; and

(B) include in such Registration Statement and in any underwriting involved therein, all of the Registrable Securities specified in a written request by the Purchaser made within fifteen (15) days after receipt of such written notice from the Company.

     (ii) If the Registration is for a registered public offering involving an underwriting, the Company shall so advise the Purchaser as a part of the written notice given pursuant to this Section. In such event, the rights of the Purchaser hereunder shall include participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. To the extent that the Purchaser proposes to distribute its securities through such underwriting, the

          Purchaser shall (together with the Company and any other security holders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter of such underwriting determines that marketing factors require a limitation of the number of shares to be offered in connection with such underwriting, the managing underwriter may limit the number of Registrable Securities to be included in the Registration and underwriting (provided, however, -------- ------- (a) the Registrable Securities shall not be excluded from such underwritten offering prior to any securities held by officers and directors of the Company or their affiliates, (b)the Registrable Securities shall be entitled to at least the same priority in an underwritten offering as any of the Company's existing security holders, and (c) the Company shall not enter into any agreement that would provide any security holder with priority in connection with an underwritten offering greater than the priority granted to the Purchaser hereunder). The Company shall so advise any of its other security holders who are distributing their securities through such underwriting pursuant to their respective piggyback registration rights, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among the Purchaser and all other security holders of the Company in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by the Purchaser and such other security holders at the time of the filing of the registration statement. If the Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company. Any Registrable Securities so excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

          (d) Eligibility for Form S-3. The Company represents and warrants that it meets all of the requirements for the use of Form S-3 for the Registration of the sale by the Purchaser and any transferee who purchases the Registrable Securities, and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner, and shall take such other actions as may be necessary to maintain such eligibility for the use of Form S-3.

          (e) Priority in filing. From the date hereof until 90 days following the effective date of the Initial Registration Statement pursuant to
     Section 2(a) of this Agreement, the Company shall not permit the registration of any of its securities under the Securities Act to become effective, other than those covered by this Agreement, without the prior written approval of the Purchaser. The foregoing notwithstanding, the Company may permit a registration statement to become effective during the foregoing period provided that (i) such registration statement relates to an underwritten offering of the Company's securities, (ii) such registration statement is filed pursuant to the registration rights agreements between the Company and the holders of the 10% Preferred Stock and Series A Preferred Stock, (iii) such registration statement relates to Common Stock which may be obtained upon exercise of the Company's warrants which are publicly traded as of the date hereof or the securities issued to the underwriter in connection with the initial public offering, (iv) such registration statement relates to 24,000 shares of Common Stock issued to William Cullen in lieu of cash payments or (v) such registration statement is filed in connection with the acquisition of Durand Communications, Inc.

     3. Obligations of the Company. In connection with the registration of the Registrable Securities and the Warrants, the Company shall do each of the following:

          (a) Prepare and file with the Commission the registration statements required by Section 2 of this Agreement and such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectuses used in connection with the Registration Statement, each in such form as to which the Purchaser and its counsel shall not have objected, as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities and all of the Warrants of the Company covered by the Registration Statement until such time as all of such Registrable Securities and all of such Warrants have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

          (b) Furnish to the Purchaser, if the Registrable Securities of the Purchaser are included in the Registration Statement, and its legal counsel identified to the Company, promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, a copy of the Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents, as the Purchaser may reasonably request in order to facilitate the disposition of its Registrable Securities and Warrants;

          (c) Furnish to the Purchaser and its counsel copies of any correspondence between the Company and the Commission with respect to any registration statement or amendment or supplement thereto filed pursuant to this Agreement;

          (d) Use all reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Purchaser may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction;

          (e) As promptly as practicable after becoming aware of such event, notify each Purchaser of the occurrence of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement of omission, and to deliver a number of copies of such supplement or amendment to the Purchaser as the Purchaser may reasonably request;

          (f) As promptly as practicable after becoming aware of such event, notify the Purchaser who holds Warrants or Registrable Securities being sold (or, in the event of an underwritten offering, the underwriters) of the issuance by the Commission or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness;

          (g) During the period commencing upon (i) the Purchaser's receipt of a notification pursuant to Section 3(e) above, or (ii) the entry of a stop order or other suspension of effectiveness of the Registration Statement described in Section 2(a) above, and ending at such time as (y) the Company shall have completed the applicable filings (and if applicable, such filings shall have been declared effective) and shall have delivered to the Purchaser the documents required pursuant to Section 3(e) above, or (z), such stop order or other suspension of the effectiveness of the Registration Statement shall have been removed, the Company shall be liable to remit the payments required to be paid pursuant to Section 2(b) above;

          (h) If the offering is underwritten, at the request of a Purchaser, to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to any Purchaser selling Registrable Securities in connection with such underwriting, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (ii) a letter dated such date from the Company's independent public accountants addressed to the underwriters and to such Purchasers, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request; and

          (i) Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and to enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request, and registered in such names as the Purchaser may request; and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchaser) an appropriate instruction and opinion of such counsel.

      4. Obligations of the Purchaser. In connection with the registration of the Registrable Securities, the Purchaser shall have the following obligations:

          (a) Take all other reasonable actions necessary to expedite and facilitate the disposition by the Purchaser of the Warrants and the Registrable Securities pursuant to the Registration Statement.

          (b) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement of the Warrants and the Registrable Securities of the Purchaser that the Purchaser shall furnish to the Company such information regarding itself, the Warrants and Registrable Securities held by it, and the intended method of disposition of the Warrants and the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Warrants and such Registrable Securities, and the Purchaser shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Purchaser of the information the Company included in the Registration Statement.

          (c) The Purchaser, by its acceptance of the Warrants or Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Purchaser has notified the Company in writing of its election to exclude all of the Purchaser's Registrable Securities from such Registration Statement.

          (d) The Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f) above, it will immediately discontinue disposition of its Warrants or Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) shall be furnished to the Purchaser.

     5. Expenses of Registration. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company, and the fees of one counsel to the Purchaser not exceeding U.S. $2,500 with respect to each Registration Statement filed pursuant hereto, shall be borne by the Company.

      6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the Purchaser, the directors, if any, of the Purchaser, the officers, if any, of Purchaser, each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall, subject to the provisions of Section 6(b) below, reimburse the Purchaser, promptly as such expenses are incurred and are due and payable, for any legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which the Purchaser is a party), incurred by it in connection with the investigation or defense of any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to any Claim arising out of or based upon a modification which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent that such Claim is based upon a failure of the Purchaser to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchaser pursuant to Section 9. Each Purchaser will indemnify the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Purchaser, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company in this Section 6.

          (b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Purchaser, and such legal counsel shall be selected by the Purchaser. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

          (d) Notwithstanding the foregoing, to the extent that any provisions relating to indemnification or contribution contained in the underwriting agreements entered into among the Company, the underwriters and the Purchaser in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreements shall be controlling as to the Registrable Securities included in the public offering; provided, however, that if, as a result of this Section 6(d), the Purchaser, its officers, directors, partners or any person controlling the Purchaser is or are held liable with respect to any Claim for which they would be entitled to indemnification hereunder but for this
     Section 6(d) in an amount which exceeds the aggregate proceeds received by the Purchaser from the sale of Registrable Securities included in a registration pursuant to such underwriting agreement (the "Excess Liability"), the Company shall reimburse the Purchaser for such Excess Liability.

     7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact on which such Claim is based relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the forgoing, (a) no contribution shall be made under circumstances where the payor would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro-rata allocation (even if the Purchaser and any other party were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

     8. Reports Under Exchange Act.

          (a) With a view to making available to the Purchaser the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchaser to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

               (i) make and keep public information available, as those terms are understood and defined in Rule 144;

               (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (iii) furnish to the Purchaser so long as the Purchaser owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.

          (b) Notwithstanding the forgoing, the Company will not be deemed to have breached this Agreement pursuant to paragraph (a) above at any time at which the Purchaser may effect resales of all of the Registrable Securities pursuant to one or more Registration Statements filed pursuant to this Agreement.

     9. Assignment of the Registration Rights. The rights to have the Company register Warrants or Registrable Securities pursuant to this Agreement shall be automatically assigned by Purchaser to any transferee (other than entities that are specifically identified as the Company's competitors under the caption "Competition" in the Company's 1997 Annual Report) of all or any portion of the shares of Series C Preferred Stock (including Common Stock issued upon conversion of the Series C Preferred Stock or in lieu of dividend payments on the Series C Preferred Stock), the Warrants, if any, or the underlying Common Stock held by Purchaser if: (a) Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and
(ii) the Securities with respect to which such registration rights are being transferred or assigned; (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (d) the transfer of the relevant Securities complies with the restrictions set forth in Section 4 of the Securities Purchase Agreement. In the event of any delay in filing the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

     10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon Purchaser and the Company.

     11. Miscellaneous.

          (a) A person or entity is deemed to be a holder of Warrants or Registrable Securities whenever such person or entity owns of record such Warrants or Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Warrants or Registrable Securities, the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Warrants or Registrable Securities.

          (b) Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile

     (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days advance written notice to each of the other parties hereto.

COMPANY:                ONLINE SYSTEM SERVICES, INC.
                        1800 Glenarm Place
                        7th Floor
                        Denver, Colorado 80202
                        ATTN.: R. Steven Adams, Chairman and Chief Executive Officer
                        Tel.: (303) 296-9200
                        Fax:  (303) 295-3584

                        With copies to:

                        GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                        3400 City Center
                        33 South Sixth Street
                        Minneapolis, Minnesota   55402
                        ATTN.: Lindley Branson, Esq.
                        Tel.: 612-343-2800
                        Fax:  612-333-0066

PURCHASER:   At the address set forth on the signature page of this Agreement, as such address may be updated from time to time by the Purchaser.


                        With Copies to:

                        WEC ASSET MANAGEMENT LLC
                        One World Trade Center
                        Suite 4563
                        New York, New York 10048
                        ATTN.: Daniel Saks
                        Tel.: 212-775-9299
                        Fax:  212-775-9311

                        MORRISON & FOERSTER LLP
                        1290 Avenue of the Americas
                        New York, New York 10104
                        ATTN.: Ira Greenstein, Esq.
                        Tel.: 212-468-8000
                        Fax:  212-468-7900

          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, except for provisions with respect to internal corporate matters of the Company which shall be governed by the corporate laws of the State of Colorado. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such validity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. Subject to the provisions of Section 10 hereof, this Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth, or referred to herein and in the other Primary Documents. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure for the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          (h) The Company acknowledges that any failure by the Company to perform its obligations under Section 2(a), or any delay in such performance could result in direct damages to the Purchaser, and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless same is the result of force majeure. Nothing herein shall limit the Purchaser's right to pursue any claim seeking such direct damages. Neither party shall be liable for consequential damages.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned.

                              "COMPANY"

                              ONLINE SYSTEM SERVICES, INC.



                              By:
                                 ------------------------------------
                              Name:
                              Title:

     IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned.

                              "PURCHASER"

                              ---------------------------------------

                              By:  WEC ASSET MANAGEMENT LLC, Manager


                              By:
                                 ------------------------------------
                                 Name: Daniel Saks
                                 Title: Managing Director